UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2023
EVOQUA WATER TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38272	46-4132761
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

210 Sixth Avenue
Pittsburgh,	Pennsylvania	15222
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (724) 772-0044
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AQUA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                         Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 11, 2023, Evoqua Water Technologies Corp. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”) via live webcast. The following matters were voted upon, and the final voting results for each matter are set forth below.

Proposal 1 (Merger Proposal): The Company’s stockholders adopted the Agreement and Plan of Merger, dated as of January 22, 2023, by and among Xylem Inc. (“Xylem”), Fore Merger Sub, Inc., a direct, wholly-owned subsidiary of Xylem, and the Company (such agreement, as amended from time to time, the “Merger Agreement”). The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
102,306,855	44,639	15,580	N/A

Proposal 2 (Advisory Compensation Proposal): The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation that will or may be paid to the Company's named executive officers in connection with the transactions contemplated under the Merger Agreement. The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
99,735,505	1,913,573	717,996	N/A

Proposal 3 (Evoqua Adjournment Proposal): The Company’s stockholders approved the adjournment of the Special Meeting to solicit additional proxies if there are not sufficient votes cast at the Special Meeting to approve the Merger Proposal or to ensure that any supplemental or amended disclosure, including any supplement or amendment to the joint proxy statement/prospectus, is timely provided to the Company’s stockholders. The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
95,894,576	5,830,592	641,906	N/A

With respect to the Evoqua Adjournment Proposal, although the proposal would have received sufficient votes to be approved, no motion was made because the adjournment of the Special Meeting was determined not to be necessary or appropriate.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 11, 2023		EVOQUA WATER TECHNOLOGIES CORP.

		By:	/s/ Benedict J. Stas
Benedict J. Stas
Executive Vice President, Chief Financial Officer & Treasurer